Supplement dated May 22, 2014 to the Wilmington Funds (the “Trust”) Prospectus

dated August 31, 2013, as supplemented (the “Prospectus”)

Wilmington Large-Cap Growth Fund

Wilmington Large-Cap Value Fund

The purpose of this supplement is to inform you that on May 22, 2014, Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (collectively, the “Advisor”), advisor of the Wilmington Funds (the “Trust”), recommended, and the Board of Trustees of the Trust approved, the liquidation of the Wilmington Large-Cap Growth Fund and the Wilmington Large-Cap Value Fund (each, a “Fund” and together, the “Funds”), as being in the best interests of each Fund’s shareholders.

Effective upon the close for business of the New York Stock Exchange on May 22, 2014, the Funds will no longer accept purchase orders of any kind.

The liquidation generally will be a taxable event for shareholders that remain in each Fund until each Fund’s liquidation date. Shareholders may continue to redeem shares through the liquidation date, and such a redemption will be a taxable event for the redeeming shareholder. Shareholders should contact their tax advisors regarding the effect of each Fund’s liquidation in light of their individual circumstances. The Wilmington Large-Cap Growth Fund will waive any contingent deferred sales charges that would otherwise be payable by a Fund shareholder in connection with the liquidation or a redemption of shares prior to liquidation.

In connection with its liquidation and as deemed appropriate, each Fund may depart from its stated investment goal, principal investment strategies and techniques as it begins to convert its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

A shareholder may redeem his or her shares or may exchange shares in a Fund for shares in other Wilmington Funds of the same share class without cost or charge. An exchange from one Wilmington Fund to another is treated as a sale transaction and purchase transaction for federal income tax purposes. A shareholder will realize a capital gain or loss, as the case may be, on each exchange or redemption transaction.

Shareholders with individual retirement accounts held directly with the Funds’ transfer agent who do not voluntarily exchange their shares of a Fund for shares of another Wilmington Fund prior to June 20, 2014, will have their shares automatically exchanged for shares of the Wilmington Prime Money Market Fund on that date. Shareholders holding their shares in other types of retirement plan accounts (such as 401(k) plans) who do not redeem their shares prior to the liquidation may contact their plan administrators to determine the disposition alternatives for their liquidation proceeds.

Each Fund will bear the expenses of its liquidation, which will include the cost of printing and distributing a prospectus sticker regarding the liquidation, and the brokerage and other transaction costs associated with selling portfolio securities to effect the liquidation.

Each Fund’s liquidation is expected to occur on or about June 20, 2014. On the liquidation date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the respective Fund in complete redemption and cancellation of the Fund’s shares held by each remaining shareholder, and each Fund will then dissolve.

If you have any questions regarding the liquidation of each Fund, please contact the Wilmington Funds at 1-800-236-2211.

Please keep this Supplement for future reference.